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                                                                Exhibit 10.17(E)

                               FIFTH AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT

                  THIS FIFTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (the "FIFTH AMENDMENT") is entered into this 18th day of November, 2003, by and among Animas Corporation, a Delaware corporation (the "COMPANY"), and certain individuals and entities listed on the signature page hereto (identified as "INVESTORS" in an Investor Rights Agreement (the "SERIES A INVESTORS"), dated as of January 28, 2000, as previously amended (the "ORIGINAL AGREEMENT").

                  WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock, $.01 par value per share (the "SERIES A PREFERRED STOCK"), and possess certain registration and other rights with respect to such Series A Preferred Stock under the Original Agreement; and

                  WHEREAS, pursuant to a Series B Convertible Preferred Stock Purchase Agreement, dated January 22, 2001 (the "SERIES B PURCHASE AGREEMENT"), the Company previously sold and issued shares of its Series B Convertible Preferred Stock, $.01 par value per share (the "SERIES B PREFERRED STOCK") to certain investors named therein (the "SERIES B INVESTORS"); and

                  WHEREAS, in connection with and consideration for the execution and delivery of the Series B Purchase Agreement, the Company extended certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement, dated January 22, 2001 and entered into by and among the Company and the Series B Investors (the "REGISTRATION RIGHTS AGREEMENT"); and

                  WHEREAS, pursuant to a First Amendment to Investor Rights Agreement, dated January 22, 2001 (the "FIRST AMENDMENT"), the Company and certain of the Series A Investors amended the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

                  WHEREAS, pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated October 11, 2001 (as amended, the "SERIES C PURCHASE AGREEMENT"), the Company sold and issued shares of its Series C Convertible Preferred Stock, $.01 par value per share (the "SERIES C PREFERRED STOCK"), including the Additional Series C Preferred Stock (as defined in the Third Amendment to Investor Rights Agreement dated as of May 13, 2002 (the "THIRD AMENDMENT")) to certain investors named therein (the "SERIES C INVESTORS"),; and

                  WHEREAS, in connection with and consideration for the Series C Purchase Agreement, the Company and the Series A Investors extended certain registration and other rights to the Series C Investors, pursuant to an Amended and Restated Registration Rights Agreement by and among the Company, the Series B Investors and the Series C Investors (as amended, the "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT"); and

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                  WHEREAS, the Company and the Series A Investors amended the
Original Agreement and terminated the First Amendment by entering into a Second Amendment to Investor Rights Agreement dated as of October 11, 2001 (the "SECOND AMENDMENT") to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

                  WHEREAS, the Company and the Series A Investors further amended the Original Agreement, as amended by the Second Amendment, by entering into the Third Amendment; and

                  WHEREAS, the Company and the Series A Investors further amended the Original Agreement by entering into a Fourth Amendment to Investor Rights Agreement dated as of January 21, 2003 (the "FOURTH AMENDMENT") to enable the purchasers of Units, each Unit consisting of one (1) share of Series C Preferred Stock and a warrant to purchase nine-tenths (0.9) of a share of Series C Preferred Stock (the "UNITS"), issued pursuant to Unit Purchase Agreements, dated January 21, 2003 and March 21, 2003, among the Company and the purchasers thereunder, to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

                  WHEREAS, concurrently with the execution of this Fifth Amendment, JJDC is acquiring from the Company Units pursuant to a Unit Purchase Agreement (the "UNIT PURCHASE AGREEMENT"); and

                  WHEREAS, the sale to JJDC has been deemed to be a Strategic Investor Offering (as defined in the Stockholders Consent) by the Board of Directors of the Company in accordance with the terms of the Unanimous Consent of Stockholders of the Company dated as of January 21, 2003 (the "STOCKHOLDERS CONSENT"); and

                  WHEREAS, in the Stockholders Consent, the Series A Investors, holders of the Company's Series B Preferred Stock and each of the holders of the Company's Series C Preferred Stock as of the date of the Stockholders Consent (collectively, the "CONSENTING HOLDERS"), empowered the Chairman, President and Chief Executive Officer, Chief Financial Officer, the Senior Vice President and any Vice President of the Company (each an "AUTHORIZED OFFICER," and collectively, the "AUTHORIZED OFFICERS") as their attorney-in fact, in their name and on their behalf, to execute and deliver from time to time all documents which are reasonably necessary to effectuate amendments to the Investor Rights Agreement so that the Common Stock issued or otherwise issuable as a result of any Strategic Investor Offering could be afforded the same registration rights as currently set forth in the Amended and Restated Registration Rights Agreement (the "POWER OF ATTORNEY"); and

                  WHEREAS, Section 5 of the Second Amendment, and Sections 2.9 and 2.10 of the Original Agreement, which apply with equal force and effect to this Fifth Amendment, provide that the Original Agreement, as amended by the Second Amendment, the Third Amendment and the Fourth Amendment, may be amended or modified upon the written consent of (i) the Company, (ii) the Initial Series B Investors (as defined in the Amended and Restated

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Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series B Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares, (iii) the Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series C Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) then outstanding, solely with respect to such Registrable Securities, and (v) the holders of a majority of the Registrable Securities Then Outstanding (for purposes of this Fifth Amendment, collectively, the "REQUISITE SHARES"); and

                  WHEREAS, the Authorized Officer executing this Fifth Amendment on behalf of the Consenting Holders pursuant to the Power of Attorney represents the Requisite Shares.

                  NOW THEREFORE, in consideration of the premises of the mutual promises, covenants and agreement contained in this Fifth Amendment, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                  1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement, as previously amended.

                  2. Amendments to Investor Rights Agreement. The following defined terms are hereby amended and restated in their entirety as follows:

                                    (1)      "Amended and Restated Registration
Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement, as amended by the First Amendment to the Amended and Restated Registration Rights Agreement, dated May 13, 2002, the Second Amendment to the Amended and Restated Registration Rights Agreement, dated January 21, 2003, and the Third Amendment to the Amended and Restated Registration Rights Agreement, dated as of the date of this Fifth Amendment, in each case among the Company and the persons identified therein.

                                    (2)      "Series C Investor" shall mean,
collectively, (i) the purchasers of Series C Preferred Stock pursuant to the Series C Purchase Agreement, including the Additional Series C Investors (as defined in the Third Amendment), (ii) the purchasers of Units pursuant to a Unit Purchase Agreement, and (iii) Silicon Valley Bank.

                                    (3)      "Unit Purchase Agreement" shall
mean (A) that certain Unit Purchase Agreement dated January 21, 2003 (together with all joinders thereto, including but not limited to that Unit Purchase Agreement dated March 21, 2003 between the Company and InvestCare Partners Limited Partnership) pursuant to which certain holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Common Stock and new investors acquired Units and (B) any Unit Purchase Agreement used in a Strategic Investor Offering (as defined in the Stockholders Consent) whereby a strategic investor acquires Units in the Company.

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                                    (4)      "Units" shall mean those certain
Units purchased pursuant to a Unit Purchase Agreement and consisting of one share of Series C Preferred Stock and a Warrant.

                  3. Further Effect of Original Agreement. Except as otherwise amended herein, all other provisions of the Original Agreement, as previously amended, shall remain in full force and effect.

                  4. Governing Law. This Fifth Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

                  5. Counterparts; Facsimile Execution. This Fifth Amendment may be executed in any number of counterparts, including by facsimile signature, shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

                  6. Effective Time. This Fifth Amendment shall become effective and legally binding upon the Company and the other parties hereto, and shall be deemed to effectively amend the Original Agreement, as previously amended, when one or more counterparts hereof, individually or taken together, shall bear signatures representing the Requisite Shares.

     REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.

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                                                                Exhibit 10.17(E)

         IN WITNESS WHEREOF, the parties hereto have executed, or caused this Fifth Amendment to Investor Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

ANIMAS CORPORATION

By: /s/ Katherine D. Crothall
  -----------------------------------
Name:
Title:

 /s/ Katherine D. Crothall
-------------------------------------
KATHERINE CROTHALL, PRESIDENT
AND CHIEF EXECUTIVE OFFICER OF
ANIMAS CORPORATION, SIGNING
PURSUANT TO THE POWER OF
ATTORNEY GRANTED BY:

KATHERINE CROTHALL                       CHRIS COYNE
GRAEME CROTHALL                          GREG COYNE
PETER LARKMANN TRUST                     CITY NATIONAL BANK TTEE FBO
KAREN LARKMANN TRUST                     DWT/PARSONS
CHRISTINE LARKMANN TRUST                 DONALD A. SIVICK, JR
GAYLE LARKMANN TRUST                     DANIEL W. K. NG
GWEN CROTHALL TRUST                      MICHAEL J. MITCHELL
WILLIAM A. GRAHAM, IV                    JOHN C. TOMPKINS
HLM/UH FUND L.P.                         SARA LEE TOMPKINS
HLM OPPORTUNITIES FUND, L.P.             WILLIAM KEANE
HLM/CB FUND II, L.P.                     BURR B. MCKEEHAN
LIBERTY ADVISORS, INC.                   ALAN I. REICH/MINDY M. REICH
LIBERTY VENTURES I, L.P.                 PILGRIM BAXTER HYBRID PARTNERS II, L.P.
LIBERTY VENTURES II, L.P.                DAVID ELLIS
TDH CAPITAL PARTNERS                     MICHAEL MERSON
ANVERS L.P.                              NG ASSOCIATES
ANVERS II L.P.

Execution Page to Fifth Amendment to Investor Rights Agreement